EXHIBIT 23(c)

                            POWER OF ATTORNEY


   KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of shares of its Common Stock, $.10 par value, on behalf of certain "Selling Stockholders" of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack
I. Tompkins, Kurt S. Huneke, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereto set his hand this 14th day of February, 1995.



                           ROBERT A. BELFER

                           Robert A. Belfer

                            POWER OF ATTORNEY



   KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of shares of its Common Stock, $.10 par value, on behalf of certain "Selling Stockholders" of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack
I. Tompkins, Kurt S. Huneke, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereto set his hand this 14th day of February, 1995.



                           NORMAN P. BLAKE, JR.
                           Norman P. Blake, Jr.

                            POWER OF ATTORNEY



   KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of shares of its Common Stock, $.10 par value, on behalf of certain "Selling Stockholders" of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack
I. Tompkins, Kurt S. Huneke, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereto set his hand this 14th day of February, 1995.



                           JOHN H. DUNCAN
                           John H. Duncan

                            POWER OF ATTORNEY



   KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of shares of its Common Stock, $.10 par value, on behalf of certain "Selling Stockholders" of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack
I. Tompkins, Kurt S. Huneke, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereto set his hand this 14th day of February, 1995.



                     JOE FOY
                     Joe H. Foy

                            POWER OF ATTORNEY



   KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of shares of its Common Stock, $.10 par value, on behalf of certain "Selling Stockholders" of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack
I. Tompkins, Kurt S. Huneke, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereto set her hand this 14th day of February, 1995.



                           WENDY L. GRAMM
                           Wendy L. Gramm

                            POWER OF ATTORNEY



   KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of shares of its Common Stock, $.10 par value, on behalf of certain "Selling Stockholders" of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack
I. Tompkins, Kurt S. Huneke, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereto set his hand this 14th day of February, 1995.



                           ROBERT K. JAEDICKE
                           Robert K. Jaedicke

                            POWER OF ATTORNEY



   KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of shares of its Common Stock, $.10 par value, on behalf of certain "Selling Stockholders" of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack
I. Tompkins, Kurt S. Huneke, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereto set his hand this 14th day of February, 1995.



                           RICHARD D. KINDER
                           Richard D. Kinder

                            POWER OF ATTORNEY



   KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of shares of its Common Stock, $.10 par value, on behalf of certain "Selling Stockholders" of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack
I. Tompkins, Kurt S. Huneke, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereto set his hand this 14th day of February, 1995.



                           KENNETH L. LAY
                           Kenneth L. Lay

                            POWER OF ATTORNEY



   KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of shares of its Common Stock, $.10 par value, on behalf of certain "Selling Stockholders" of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack
I. Tompkins, Kurt S. Huneke, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereto set his hand this 20th day of February, 1995.



                           CHARLES A. LeMAISTRE
                           Charles A. LeMaistre

                            POWER OF ATTORNEY



   KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of shares of its Common Stock, $.10 par value, on behalf of certain "Selling Stockholders" of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack
I. Tompkins, Kurt S. Huneke, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereto set his hand this 14th day of February, 1995.



                           JOHN A. URQUHART
                           John A. Urquhart

                            POWER OF ATTORNEY



   KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of shares of its Common Stock, $.10 par value, on behalf of certain "Selling Stockholders" of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack
I. Tompkins, Kurt S. Huneke, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereto set his hand this 14th day of February, 1995.



                           JOHN WAKEHAM
                           John Wakeham

                            POWER OF ATTORNEY



   KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of shares of its Common Stock, $.10 par value, on behalf of certain "Selling Stockholders" of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack
I. Tompkins, Kurt S. Huneke, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereto set his hand this 14th day of February, 1995.



                           CHARLS E. WALKER
                           Charls E. Walker

                            POWER OF ATTORNEY



   KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of shares of its Common Stock, $.10 par value, on behalf of certain "Selling Stockholders" of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack
I. Tompkins, Kurt S. Huneke, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereto set his hand this 14th day of February, 1995.



                                 HERBERT S. WINOKUR, JR.

                                 Herbert S. Winokur, Jr.